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                                  EXHIBIT 99.1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of TTR Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2003 (the "Report") filed with the Securities and Exchange Commission, I, Daniel C. Stein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



MAY 15, 2003                                      /s/ DANIEL C. STEIN
                                                  -------------------
                                                  DANIEL C. STEIN
                                                  CHIEF EXECUTIVE OFFICER


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO TTR TECHNOLOGIES, INC. AND WILL BE RETAINED BY TTR TECHNOLOGIES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


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